UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

Antares Private Credit Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01793	93-2791194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Canal Street Suite 4200
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 638-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 30, 2026, Antares Private Credit Fund (the “Company”) declared a regular distribution in the amount of $0.1925 per share and a special distribution in the amount of $0.0107 per share for its common shares of beneficial interest (the “Shares”), which are payable to shareholders of record as of January 30, 2026, and will be paid on or about February 26, 2026. These distributions will be paid in cash or reinvested in additional Shares for shareholders participating in the Company’s distribution reinvestment plan.

Item 8.01 Other Events.

Net Asset Value and Portfolio Update

The net asset value (“NAV”) per share for the Class I common shares of beneficial interest (the “Class I Shares”) of the Company, the sole class of Shares outstanding, as of December 31, 2025, as determined in accordance with the Company’s valuation policy, is $25.18.

As of December 31, 2025, the Company’s aggregate NAV was approximately $733.1 million, with loan commitments of approximately $2,022.3 million. Additionally, the Company had principal debt outstanding of approximately $950.4 million, resulting in a debt-to-equity (NAV) ratio of approximately 1.30 times.

Status of Offering

The Company is currently publicly offering on a continuous basis up to $2.0 billion in Shares (the “Offering”). The Company intends to continue selling Shares in the Offering on a monthly basis at a price generally equal to the net asset value per share. The following table lists the Shares issued and total consideration for the Offering through the January 1, 2026 subscription date, and does not include Shares sold through the Company’s distribution reinvestment plan.

	Shares Issued	Total Consideration
Class I Shares	30,778,339	$771,138,913
Total Offering	30,778,339	$771,138,913

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES PRIVATE CREDIT FUND

Date:	February 2, 2026	By:	/s/ Thomas Sweeney
Name: Thomas Sweeney Title: Chief Financial Officer